SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Soliciting Material Pursuant to §240.14a-12

Northern Lights Variable Trust

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[LETTERHEAD JNF ADVISORS, INC.]

February [_], 2012

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of JNF Money Market Portfolio, JNF Balanced Portfolio, and JNF Equity Portfolio (each, a "JNF Fund" and together, the "JNF Funds"), each a series of Northern Lights Variable Trust ("NLVT"), a Delaware statutory trust.

The meeting is scheduled to be held at 10:00 a.m. Eastern Time on March 7, 2012, at the offices of Gemini Fund Services, LLC at 450 Wireless Blvd., Hauppauge, New York  11788. Please take the time to carefully read the Proxy Statement and cast your vote.

The principal purpose of the meeting is to seek your approval in connection with three proposals. First, shareholders of each JNF Fund are being asked to approve a new investment advisory agreement by and among NLVT and JNF Advisors, Inc. ("JNF") with respect to the JNF Funds (the "Proposed Advisory Agreement"). JNF has informed the Board of Trustees of NLVT that JNF's parent company, Jefferson National Financial Corp. ("JNFC") entered into a transaction that resulted in a "change in control" of JNFC, and indirectly, JNF (the "JNF Reorganization"). Upon the December 30, 2011, closing of the JNF Reorganization, the existing investment advisory and sub-advisory agreement with regard to each JNF Fund automatically terminated. JNF and each JNF Fund's sub-adviser are currently advising the JNF Funds under interim advisory agreements. Shareholders of the JNF Funds are being asked to approve the Proposed Advisory Agreement to allow JNF to continue to provide investment advisory services to each JNF Fund.

In addition to approving the Proposed Advisory Agreement, shareholders of each JNF Fund are being asked to approve an investment sub-advisory agreement (each, a "Proposed Sub-Advisory Agreement"). More specifically, shareholders of the JNF Money Market Portfolio are being asked to approve a new investment sub-advisory agreement with Invesco Advisers, Inc. ("INVESCO"). Shareholders of each of the JNF Balanced Portfolio and the JNF Equity Portfolio are being asked to approve a new investment sub-advisory agreement with Chicago Equity Partners, LLC ("CEP").

The terms of the Proposed Advisory Agreement and of each Proposed Sub-Advisory Agreement are identical to the previous investment advisory and corresponding sub-advisory agreement in all material respects. If approved by shareholders, the fees payable to JNF under the Proposed Advisory Agreement and to each of INVESCO and CEP under the relevant Proposed Sub-Advisory Agreement would be the same as under the previous agreements.

In addition, shareholders of each JNF Fund also are being asked to approve the implementation of an exemptive order obtained by NLVT and JNF (the "Order"). If implementation of the Order is approved by shareholders, the Order will permit JNF to enter into or materially amend terms of sub-advisory agreements, subject to the prior approval of the Board of Trustees but without seeking shareholder approval.

More information on the specific details and reasons for each proposal is contained in the enclosed Proxy Statement. The Notice of Special Meeting of Shareholders and the proxy card are also enclosed. Please read these documents carefully. JNF requests that you vote for each proposal.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope or vote by phone or through the Internet. Any proposal submitted to a vote at the meeting by anyone other than the officers or trustees of NLVT may be voted only in person or by written proxy.

If you have any questions, please call us at [____________] and we will be glad to assist you.

Sincerely,

[●]
Craig A. Hawley
General Counsel and Secretary
JNF Advisors, Inc.

JNF Money Market Portfolio

JNF Balanced Portfolio

JNF Equity Portfolio

Each, a series of

NORTHERN LIGHTS VARIABLE TRUST

c/o Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York  11788

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD

March 7, 2012

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Dear Shareholders:

The Board of Trustees of the Northern Lights Variable Trust ("NLVT), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of JNF Money Market Portfolio, JNF Balanced Portfolio, and JNF Equity Portfolio, each a series of NLVT (each, a "JNF Fund" and together, the "JNF Funds"), to be held at the offices of Gemini Fund Services, LLC, the administrator of NLVT, 450 Wireless Blvd., Hauppauge, NY  11788, on March 7, 2012, at 10 a.m. Eastern Time.

The shareholders of each JNF Fund are being asked to consider the following proposal:

(1)  To approve a new Investment Advisory Agreement by and between NLVT and JNF Advisors, Inc. ("JNF"), the previous and proposed investment adviser, with regard to each JNF Fund. No fee increase is proposed.

In addition, shareholders of the JNF Money Market Portfolio are being asked to consider the following proposal:

(2)

To approve a new Sub-Advisory Agreement by and among JNF and Invesco Advisers, Inc., the previous and proposed investment sub-adviser, with respect to the JNF Money Market Portfolio, a series NLVT. No fee increase is proposed.

Shareholders of each of the JNF Balanced Portfolio and the JNF Equity Portfolio are being asked to consider the following proposal:

(3)

To approve a new Sub-Advisory Agreement by and among JNF and Chicago Equity Partners, LLC ("CEP"), the previous and proposed investment sub-adviser, with respect to each of the JNF Balanced Portfolio and the JNF Equity Portfolio. No fee increase is proposed.

Shareholders of each JNF Fund are being asked to consider the following proposal:

(4)

To approve reliance upon an order from the Securities and Exchange Commission exempting NLVT and JNF from certain provisions of the Investment Company Act of 1940, as amended, and rules thereunder that would permit JNF to enter into new sub-advisory agreements, or to amend the terms of existing sub-advisory agreements, with the approval of the Board of Trustees of NLVT, but without the approval of shareholders.

(5)

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

You are entitled to vote at the meeting and any adjournment(s) if you owned shares of any of the JNF Funds at the close of business on January 25, 2012.

If you have any questions, please call [__________]. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed ballot.

By Order of the Board of Trustees,

James P. Ash, Esq.

Secretary

Northern Lights Variable Trust

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY

SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return the card in the envelope provided or vote by phone or through the Internet. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" EACH PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask for your cooperation in mailing your proxy card promptly. Any proposal submitted to a vote at the Special Meeting of Shareholders by anyone other than the officers or trustees of NLVT may be voted only in person or by written proxy. In addition to the solicitation of proxies by mail, you may receive a call from a representative of JNF or from NLVT if your vote is not received.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted and will not be counted as present at the Special Meeting of Shareholders.

JNF Money Market Portfolio

JNF Balanced Portfolio

JNF Equity Portfolio

Each, a series of

Northern Lights Variable Trust

with its principal offices at

4020 South 147th Street
Omaha, NE 68137

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 7, 2012

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board of Trustees" or the "Board") of Northern Lights Variable Trust ("NLVT") on behalf of the JNF Money Market Portfolio, JNF Balanced Portfolio and JNF Equity Portfolio each a series of NLVT (each, a "JNF Fund" and together, the "JNF Funds"), for use at the Special Meeting of Shareholders of NLVT (the "Special Meeting") to be held at the offices of NLVT's administrator at 450 Wireless Blvd., Hauppauge, NY 11788 on March 7, 2012 at 10 a.m. Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about February [_], 2012.

The Special Meeting has been called by the Board of Trustees for the following purposes:

Proposal		To be voted on by shareholders of:
1.

To approve a new Investment Advisory Agreement, a form of which is attached as Exhibit A to this Proxy Statement, by and between JNF Advisors, Inc. and NLVT with respect to each JNF Fund, each a series of NLVT (the "Proposed Advisory Agreement"). No fee increase is proposed.

All JNF Funds
2.

To approve a new Sub-Advisory Agreement, a form of which is attached as Exhibit B to this Proxy Statement, by and among Invesco Advisers, Inc. and JNF Advisors, Inc. with respect to the JNF Money Market Portfolio, a series of NLVT. No fee increase is proposed.

JNF Money Market Portfolio
3.

To approve a new Sub-Advisory Agreement, a form of which is attached as Exhibit C to this Proxy Statement, by and among Chicago Equity Partners, LLC. and JNF Advisors, Inc. with respect to the JNF Balanced Portfolio and JNF Equity Portfolio, each a series of NLVT. No fee increase is proposed.

JNF Balanced Portfolio JNF Equity Portfolio
4.

To approve reliance upon an order from the Securities and Exchange Commission exempting NLVT and JNF Advisors, Inc. from certain provisions of the Investment Company Act of 1940, as amended, and rules thereunder that would permit JNF Advisors, Inc. to enter into new sub-advisory agreements, or to materially amend the terms of existing sub-advisory agreements, with the approval of the Board of Trustees, but without the approval of shareholders.

All JNF Funds
5.	To consider and act upon any other business that may properly come before the meeting and any adjournments thereof.	All JNF Funds

Only shareholders of record at the close of business on January 25, 2012 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

A copy of each JNF Fund's most recent semi-annual and annual report, including financial statements and schedules, is available at no charge by sending a written request to the JNF Funds, 450 Wireless Blvd., Hauppauge, NY  11788 or by calling [___________].

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on March 7, 2012. A copy of the Notice of Special Meeting of shareholders, the Proxy Statement and Proxy Voting Ballot is available on the internet at www.[______________].

Why did you send me this Proxy Statement?

We have sent you this Proxy Statement, along with a Voting Instructions Card for each JNF Fund in which you have an interest. This Proxy Statement provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of the Special Meeting of Shareholders.

Shares of the JNF Funds have been purchased at your direction by your insurance company, through its separate accounts ("Separate Accounts") to serve as investment options under your variable annuity contract or variable life insurance policy. Thus, the words "you" and "shareholder" are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares. Shares of each JNF Fund are available as investment options in variable annuity contracts and variable life insurance policies issued by an insurance company ("Variable Contracts") to individuals and to sponsors of group pension and retirement plans. Accordingly, the insurance companies, as the record owners of the shares of each JNF Fund are, in most cases, the true "shareholders" of each JNF Fund. Holders of Variable Contracts ("Variable Contract Holders") that are registered with the U.S. Securities and Exchange Commission ("SEC") generally have the right to instruct the insurance company that issued the Variable Contract on how to vote on the Proposals set forth in this Proxy Statement for each JNF Fund that they have chosen as an investment option. Therefore, references to "shareholder" or "you" throughout this Proxy Statement does not usually refer to the technical shareholder, but usually means the persons who can decide how to vote on the Proposals, the Variable Contract Holders.

How do I vote?

Variable Contract Holders can instruct their insurance company through which they hold a beneficial interest in each JNF Fund as to how to vote by promptly completing, signing, and returning the enclosed Voting Instructions Card in the enclosed envelope or vote by phone or through the Internet, or by attending the Special Meeting in person and voting. Joint owners should each sign the Voting Instructions Card.

Shares of each JNF Fund are sold to Separate Accounts and are used as investment options under Variable Contracts. Variable Contract Holders who select a JNF Fund for investment through a Variable Contract have a beneficial interest in each such JNF Fund, but do not invest directly in or hold shares of each applicable JNF Fund. An insurance company that uses a JNF Fund as a funding vehicle, is, in most cases, the legal shareholder of the JNF Fund and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders. Therefore, for Separate Accounts that are registered with the SEC, an insurance company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder. In the event that any Variable Contract Holders fail to provide voting instructions with respect to Separate Accounts registered with the SEC, the insurance company will vote the shares attributable to those Variable Contract Holders for, against, or abstain, in the same proportion as the shares for which voting instructions are received in a timely fashion from Variable Contract Holders investing through the same Separate Account, even if only a small number of Variable Contract Holders provide voting instructions. The effect of proportional voting is that if a large number of Variable Contract Holders fail to give voting instructions, a small number of Variable Contract Holders may determine the outcome of the vote.

Variable Contract Holders permitted to give instructions to an insurance company and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, have been determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective insurance companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instructions Card originally sent with the Proxy Statement or attend the Special Meeting in person. Shareholders can vote by completing, signing and returning the enclosed Voting Instructions Card promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions as outlined on your Voting Instructions Card. These options require shareholders to input a control number, which is located on your Voting Instructions Card. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposals, as applicable. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions. Joint owners must each sign the Voting Instructions Card.

Summary Of The JNF Reorganization

In December 2011, JNF informed NLVT that JNF's parent company, Jefferson National Financial Corp. ("JNFC") was contemplating a management buyout whereby more than 80% of the existing shares of JNFC would be sold and a substantial amount of new capital would be invested into JNFC and its subsidiaries (the “Transaction”). On December 30, 2011, JNFC consummated the Transaction. The management buyout was led by Financial Partners Fund, a unit of Citi Capital Advisors, The Stephens Group and Eric Schwartz, a private investor. Mitchell H. Caplan, JNFC’s current and continuing Chief Executive Officer, led the executive team behind the management buyout. As part of the $83 million transaction, JNFC will deploy substantial new capital to accelerate growth and target several important secular trends: the market’s fastest growing demographic which is comprised of “High Net Worth” investors, the financial service industry’s fastest growing distribution channel which is comprised of registered investment advisers and fee-based advisers, and the increasing demand by these advisers and investors for new superior value products and services.

The Transaction resulted in a "change of control" of JNFC and, indirectly, JNF (the “JNF Reorganization”) and resulted in the "assignment," as such term is defined for purposes of the Investment Company Act of 1940 (the "1940 Act"), of the previous investment advisory agreement with JNF (the "Previous Advisory Agreement). By law, this assignment triggered the automatic termination of the Previous Advisory Agreement and also of each of the previous sub-advisory agreements by and among:  JNF and Invesco Advisers, Inc. ("INVESCO") with regard to the JNF Money Market Portfolio (the "Previous INVESCO Agreement"); and JNF and Chicago Equity Partners, LLC ("CEP") with regard to each of the JNF Balanced Portfolio and the JNF Equity Portfolio (the "Previous CEP Agreement"). (Each of the Previous INVESCO Agreement and the Previous CEP Agreement may be referred to herein as a "Previous Sub-Advisory Agreement" and together as the "Previous Sub-Advisory Agreements.")  Each JNF Fund is currently being managed pursuant to interim advisory and sub-advisory agreements.

Therefore, the shareholders of each of each JNF Fund are being asked to approve a proposed investment advisory agreement with JNF (the "Proposed Advisory Agreement"). In addition, shareholders of the JNF Money Market Portfolio are being asked to approve a proposed investment sub-advisory agreement with INVESCO (the "Proposed INVESCO Agreement"). Shareholders of each of the JNF Balanced Portfolio and the JNF Equity Portfolio are being asked to approve a proposed investment sub-advisory agreement with CEP (the "Proposed CEP Agreement"). (Each of the Proposed INVESCO Agreement and the Proposed CEP Agreement may be referred to herein as a "Proposed Sub-Advisory Agreement" and together as the "Proposed Sub-Advisory Agreements.")  The Proposed Advisory Agreement is identical in all material respects to the Previous Advisory Agreement. Furthermore, each Proposed Sub-Advisory Agreement is identical in all material respects to the corresponding Previous Sub-Advisory Agreement.

The Board of Trustees recommends a vote FOR each proposal.

PROPOSAL NUMBER 1

Approval of an Investment Advisory Agreement with JNF.

At a meeting on December 14, 2011 (the "Board Meeting"), the Board of Trustees approved an interim management agreement between NLVT, on behalf of each JNF Fund, and JNF (the "Interim Advisory Agreement"). The Interim Advisory Agreement allows JNF to continue to manage the JNF Funds while the Board of Trustees solicits shareholder approval of the Proposed Advisory Agreement. The Interim Advisory Agreement became effective upon the closing of the Transaction, on December 30, 2011, and will be effective for 150 days from such date or until the Proposed Advisory Agreement is approved, if sooner. The terms of the Interim Advisory Agreement are identical in all material respects to those of the Previous Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed and all fees earned by JNF under the Interim Advisory Agreement are held in a separate escrow account pending shareholder approval of the Proposed Advisory Agreement. Upon approval of the Proposed Advisory Agreement by shareholders, the escrowed management fees will be paid to JNF.

At the Board Meeting, the Board of Trustees also approved the Proposed Advisory Agreement with respect to each JNF Fund, subject to shareholder approval.

The Investment Advisory Agreements

Under the terms of both the Previous Advisory Agreement and Interim Advisory Agreement, JNF is entitled to receive an annual fee from each JNF Fund as set forth below.

JNF Fund	Management Fee as a Percentage of Daily Net Assets
JNF Money Market Portfolio	0.15%
JNF Balanced Portfolio	0.65%
JNF Equity Portfolio	0.65%

JNF has served as the investment adviser to the JNF Money Market Portfolio since 2008. With regard to each of the JNF Balanced Portfolio and the JNF Equity Portfolio, JNF has served as the investment adviser to each Fund since 2007.

In exchange for the compensation JNF receives from each JNF Fund, JNF, at its sole expense, continuously furnishes an investment program for each JNF Fund and through a sub-adviser, makes investment decisions on behalf of each JNF Fund, and places all orders for the purchase and sale of portfolio securities, subject to each JNF Fund's investment objective, policies, apolicies as the Board of Trustees may determine. The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), last considered and unanimously re-approved the Previous Advisory Agreement at a meeting held on December 13, 2010.

Subject to shareholder approval, NLVT will enter into the Proposed Advisory Agreement with JNF. The terms and conditions of the Proposed Advisory Agreement are identical in all material respects to those of the Previous Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed. If the Proposed Advisory Agreement with JNF is not approved, the Board of Trustees and JNF will consider other options, including a new or modified request for shareholder approval of a new investment advisory agreement.

The Proposed Advisory Agreement will become effective with respect to each JNF Fund upon approval by the shareholders of each such JNF Fund. The Proposed Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board of Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the relevant JNF Fund. The Proposed Advisory Agreement automatically terminates on assignment and is terminable upon notice by a JNF Fund. In addition, the Proposed Advisory Agreement may be terminated on not more than 60 days' notice by JNF given to a JNF Fund or by the Board of Trustees to JNF. In the event that JNF ceases to manage a JNF Fund, the right of such Fund to use the identifying name of "JNF" may be withdrawn.

The Proposed Advisory Agreement, like the Previous Advisory Agreement, provides that JNF shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

A form of the Proposed Advisory Agreement is attached hereto as Exhibit A. You should read the Proposed Advisory Agreement. The description in this Proxy Statement of the Proposed Advisory Agreement is only a summary.

Information Concerning JNF

JNF is a corporation organized under the laws of the State of Delaware and located at 9920 Corporate Campus Drive, Louisville, Kentucky  40233. The name, title, address, and principal occupation of the principal executive officer of JNF are set forth below:

Name and Address*:	Title:	Principal Occupation:
Craig A. Hawley	General Counsel and Chief Compliance Officer	General Counsel and Chief Compliance Officer

* Each officer address is in care of JNF, at 9920 Corporate Campus Drive, Louisville, Kentucky 40233.

During the fiscal year ended December 31, 2011, JNF, pursuant to the terms of the Previous Advisory Agreement: paid $98,883 in advisory fees with respect to the JNF Money Market Portfolio; received $109,081 in advisory fees with respect to the JNF Balanced Portfolio; and received $560,523 in advisory fees with respect to the JNF Equity Portfolio. With regard to each JNF Fund, JNF previously agreed, at least until April 30, 2012 to waive a portion of its advisory fee and has agreed to reimburse each JNF Fund for other expenses to the extent necessary so that the total expenses incurred by each such Fund (excluding brokerage fees and commissions, acquiring fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the business of the JNF Fund) do not exceed 1.25% per annum for the JNF Equity and JNF Balanced Funds and 0.65% per annum for the JNF Money Market Portfolio’s average daily net assets. However, JNF voluntarily agreed to keep the expense cap of the JNF Money Market Portfolio at 0.50% per annum.

Jefferson National Securities Corporation ("JNSC"), an affiliate of JNF, is registered as a broker-dealer with the SEC and also is a member of the Financial Industry Regulatory Authority. Although JNSC is an affiliate of JNF, JNSC has not received any brokerage commissions in connection with portfolio transactions of any JNF Fund during the fiscal year ended, December 31, 2011.

Evaluation by the Board of Trustees

At the Board Meeting, the Board of Trustees, including the Independent Trustees, deliberated whether to approve the Proposed Advisory Agreement with JNF. In determining to approve the Proposed Advisory Agreement, the Board of Trustees considered written materials provided by JNF and the NLVT's administrator (the "Report") that had been provided to the Board of Trustees prior to the meeting. The following summarizes the Board of Trustees' review process and the information on which their conclusions were based:

The Board of Trustees noted that they had last reviewed information related to JNF and each JNF Fund in the context of approving the renewal of the investment advisory agreement and each sub-advisory agreement at a meeting held on December 13, 2010. With respect to the JNF Balanced Portfolio and JNF Equity Portfolio, the investment advisory agreement and sub-advisory agreement were last approved by shareholder vote on April 30, 2007. With respect to the JNF Money Market Portfolio, the investment advisory agreement and sub-advisory agreement were last approved by shareholder vote on April 30, 2008. As to the fees and expenses of each JNF Fund, The Board of Trustees noted that JNF proposed charging an annual management fee of 0.65% for the JNF Equity Portfolio and the JNF Balanced Portfolio and 0.15% for the JNF Money Market Portfolio based on the average net assets of the respective JNF Fund, which are the same fees that were charged under the initial investment advisory agreement.  The Board of Trustees also noted that JNF proposed paying CEP an annual fee of 0.30% and 0.27% for, respectively, the JNF Equity Portfolio and the JNF Balanced Portfolio, based on the assets managed by CEP. The Board of Trustees further noted that JNF proposed paying INVESCO a 0.05% annual fee for the JNF Money Market Portfolio, based on the assets managed by INVESCO. The Board of Trustees noted that the sub-advisory fees were the same as under the Previous Sub-Advisory Agreements. With respect to the JNF Equity Portfolio, the Board of Trustees noted that the Fund's management fee was below the average for its peer group and the Fund's net expense ratio was in line with the peer group's average. With respect to the JNF Balanced Portfolio, the Board of Trustees noted that the Fund's management fee and net expense ratio were above the averages for its group, but lower than or in line with certain funds in the peer group. With respect to the JNF Money Market Portfolio, the Board of Trustees noted that the Fund's management fee and net expense ratio were below the averages for its peer group. The Board of Trustees also compared the sub-advisory fees paid to CEP and INVESCO to the fees charged by the sub-advisers for other accounts they manage. The Board of Trustees concluded that each JNF Fund's advisory fees and applicable sub-advisory fees, as well as its overall expense ratio, were reasonable in light of the services each JNF Fund expected to or currently receives from JNF and each applicable sub-adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

As to the nature, extent and quality of services provided, the Board of Trustees discussed the nature of the operations of JNF and each sub-adviser and the experience of their respective management personnel. The Board of Trustees noted that the services provided by JNF under the Proposed Advisory Agreement and the sub-advisers under each Proposed Sub-Advisory Agreement would be identical to those provided under the previous agreements, respectively. The Board of Trustees then reviewed financial information provided by each firm. The Board of Trustees concluded that each of JNF, CEP and INVESCO has the ability to provide a level of service consistent with the expectations of the Board of Trustees.

As to the investment performance of each JNF Fund, the Board of Trustees considered the past performance of JNF and each sub-adviser with respect to the JNF Funds, as well as the performance of CEP's and INVESCO's separately managed accounts and other factors relating to each adviser's track records. The Board of Trustees noted that for the one- and three-year periods ended September 30, 2011, the JNF Balanced Portfolio and the JNF Equity Portfolio had each outperformed their respective benchmark index. They further noted that for the one-year period, the JNF Money Market Portfolio's performance was slightly below that of its benchmark index. The Board of Trustees also considered the performance of each JNF Fund relative to a peer group of funds in the respective Morningstar category of each JNF Fund. The Board of Trustees noted that the JNF Money Market Portfolio had slightly outperformed the peer group's average for the one-year period and that the JNF Balanced Portfolio and the JNF Equity Portfolio had outperformed their respective peer group's average for the one-year period, but underperformed for the three-year period. The Board of Trustees concluded that JNF and each sub-adviser have the potential to deliver favorable performance.

As to the potential to achieve any economies of scale, the Board of Trustees considered whether there are or will be economies of scale with respect to the management of each JNF Fund and whether there is the potential for realization of any further economies of scale. After discussion, it was noted that because of each Fund's size, economies of scale were unlikely to be realized in the near future and consequently, were not a relevant consideration at this time.

The Board of Trustees further considered the anticipated profits to be realized by JNF and each sub-adviser in connection with the operation of the JNF Funds, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the JNF Funds. The Board of Trustees also considered the profits to be realized by JNF and each sub-adviser from other activities related to the JNF Funds. The Board of Trustees concluded that because of each JNF Fund's previous asset levels and expense limitation agreement, the level of profitability of JNF and that of each sub-adviser derived from each such party's relationship with the JNF Funds would not be excessive.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the Proposed Advisory Agreement is in the best interests of each JNF Fund and its shareholders. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the Proposed Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each JNF Fund vote "FOR" approval of the Proposed Advisory Agreement.

PROPOSAL NUMBER 2

Approval of a Subadvisory Agreement by and among JNF and Invesco Advisors, Inc. with Regard to the JNF Money Market Portfolio.

Background

The primary purpose of Proposal 2 is to enable INVESCO to continue to serve as the investment sub-adviser to the JNF Money Market Portfolio, a series of NLVT. To do so, the Board is requesting that shareholders approve a new sub-advisory agreement by and among JNF and INVESCO (the "Proposed INVESCO Agreement"). (A copy of a form of the Proposed INVESCO Agreement is attached hereto as Exhibit B.)

As noted above, the closing of the Transaction resulted in a "change in control" of JNF and resulted in the automatic termination of both the Previous Advisory Agreement and the Previous INVESCO Agreement. INVESCO has served as the investment sub-adviser to the JNF Money Market Portfolio since April 30, 2008. Approval of the Proposed INVESCO Agreement will not raise the fees paid by either the JNF Money Market Portfolio or its shareholders. The Proposed INVESCO Agreement is similar in all material respects to the Previous INVESCO Agreement. The effective date of the Proposed INVESCO Agreement will be the date that that agreement is approved by shareholders. The Board of Trustees last considered and renewed the Previous INVESCO Agreement on December 13, 2010.

Shareholder approval of the Proposed INVESCO Agreement is being requested in connection with a change in control of JNF related to the Transaction, as described above in connection with Proposal 1. Under the 1940 Act, a transaction that results in the owner of more than 25% of the voting interests of an investment adviser reducing its interests to less than 25% is presumed to constitute a "change in control" of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser's management agreement, including a sub-advisory agreement, to be "assigned," which results in the automatic termination of the agreement by the agreement's terms as required by the 1940 Act. Thus, upon closing of the Transaction, the JNF Reorganization would be presumed to constitute a "change in control" of JNF for purposes of the 1940 Act and to have caused the "assignment" and resulting termination of each Previous Sub-Advisory Agreement.

The 1940 Act requires that advisory agreements, other than certain interim advisory agreements referred to below, be approved by a vote of a majority of the outstanding shares of a fund. Therefore, shareholders of the JNF Money Market Portfolio are being asked to approve the Proposed INVESCO Agreement.

At a meeting on December 14, 2011 (the "Board Meeting"), the Board of Trustees approved an interim sub-advisory agreement among JNF and INVESCO (the "Interim INVESCO Agreement"). The Interim INVESCO Agreement allows INVESCO to continue managing the JNF Money Market Portfolio while the Board of Trustees solicits shareholder approval for the Proposed INVESCO Agreement. Each Interim INVESCO Agreement became effective upon the closing of the JNF Reorganization and will be effective for 150 days from that date or until the Proposed INVESCO Agreement is approved by shareholders, if sooner.

The terms of the Interim INVESCO Agreement are identical in all material respects to those of the Previous INVESCO Agreement. However, the date of execution, effectiveness, and termination of the Interim INVESCO Agreement are changed. All fees earned by INVESCO under the Interim INVESCO Agreement are being held in a separate escrow account pending shareholder approval of the Proposed INVESCO Agreement. Upon approval of the Proposed INVESCO Agreement by shareholders of the JNF Money Market Portfolio, the escrowed management fees will be paid to INVESCO.

The Sub-Advisory Agreement

Under the terms of the Previous INVESCO Agreement and the Proposed INVESCO Agreement, INVESCO is entitled to receive an annual sub-advisory fee from JNF, on a monthly basis, at an annual rate of 0.05% of the average daily net assets of the JNF Money Market Portfolio. In exchange for such compensation, INVESCO is responsible, subject to the supervision and control of JNF, for the purchase, retention and sale of securities in the JNF Money Market Portfolio and further subject to the investment objective, policies, and restrictions of the JNF Money Market Portfolio and such policies as the Board of Trustees may determine. The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the Previous INVESCO Agreement at a meeting on December 13, 2010.

Subject to shareholder approval, JNF will enter into the Proposed INVESCO Agreement with INVESCO. The terms of the Proposed INVESCO Agreement are identical in all material respects to those of the Previous INVESCO Agreement, except that the date of execution, effectiveness, and termination are changed. If the Proposed INVESCO Agreement is not approved, the Board of Trustees and JNF will consider other options.

The Proposed INVESCO Agreement will become effective upon approval by the shareholders of the JNF Money Market Portfolio. The Proposed INVESCO Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board of Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the JNF Money Market Portfolio. The Proposed INVESCO Agreement automatically terminates on assignment and is terminable upon notice by JNF or the JNF Money Market Portfolio. In addition, the Proposed INVESCO Agreement may be terminated on not more than 60 days' notice by INVESCO given to JNF or JNF to INVESCO.

The Proposed INVESCO Agreement, like the Previous INVESCO Agreement, provides that INVESCO shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

As described more fully below in connection with Proposal Number 4, NLVT and JNF have received an exemptive order from the SEC to permit JNF, with the approval of the Board of Trustees, to appoint an additional non-affiliated investment sub-adviser or to replace an existing investment sub-adviser with a non-affiliated investment sub-adviser, as well as change the terms of a contract with a non-affiliated investment sub-adviser, without soliciting the approval of shareholders. If shareholders approve the proposal regarding implementation of the exemptive order, shareholders of the JNF Money Market Portfolio will not be asked to approve any sub-advisory arrangement or material change to any sub-advisory agreement involving an unaffiliated investment sub-adviser, including INVESCO.

Information Concerning INVESCO

INVESCO is organized as a corporation under the laws of Delaware and located at 1555 Peachtree Street, NE, Atlanta, GA  30309. The names, titles, addresses, and principal occupations of the principal executive officers of INVESCO are set forth below:

Name and Address*:	Title:	Principal Occupation:
Jeffrey H. Kupor	Senior Vice President	Investment Management
Todd L. Spillane	Chief Compliance Officer and Sr. VP	Investment Management
Gregory M. Armour	Director, Co-President & Co-Chief Executive Office	Investment Management
Kevin M. Carome	Director & Secretary	Investment Management
Loren M. Starr	Director & Chief Financial Officer	Investment Management
Philip Taylor	Director, Co-President & Co-Chief Executive Officer	Investment Management
Lance A. Rejsek	Anti-Money Laundering Compliance Officer	Investment Management
Annette J. Lege	Controller	Investment Management
Michael K. Cronin	Senior Vice President	Investment Management
Kirk F. Holland	Senior Vice President	Investment Management
Karen D. Kelley	Senior Vice President	Investment Management
Leslie A. Schmidt	Senior Vice President	Investment Management
Andrew R. Schlossberg	Senior Vice President	Investment Management
Gary K. Wendler	Senior Vice President	Investment Management
John M. Zerr	Senior Vice President	Investment Management
David A. Ridley	Senior Vice President	Investment Management
David C. Warren	Senior Vice President	Investment Management
Sheri S. Morris	Vice President	Investment Management
Roderick G.H. Ellis	Treasurer and Chief Accounting Officer	Investment Management

* Each officer and director's address is in care of INVESCO, 1555 Peachtree Street, NE, Atlanta, GA 30309.

During the fiscal year ended December 31, 2011, INVESCO, pursuant to the terms of the Previous INVESCO Agreement, received $61,571 in sub-advisory fees from JNF with respect to the JNF Money Market Portfolio.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on December 14, 2011, the Board, including the Independent Trustees, considered whether to approve the Proposed INVESCO Agreement with INVESCO. In determining to approve the Proposed INVESCO Agreement, the Board of Trustees considered written materials provided by INVESCO and the NLVT's administrator (the "Report") that had been provided to the Board of Trustees prior to the meeting. The following summarizes the Trustees' review process and the information on which their conclusions were based.

The Board noted that it had last reviewed information related to INVESCO and the JNF Money Market Portfolio in the context of approving the continuation of the Previous INVESCO Agreement at a meeting on December 13, 2010. As to the fees and expenses paid by JNF Money Market Portfolio, the Board noted that JNF Money Market Portfolio would not compensate INVESCO for sub-advisory services, but rather JNF would compensate INVESCO out of the advisory fees received from the JNF Money Market Portfolio. The Board, including the Independent Trustees, next considered the expense ratio for the JNF Money Market Portfolio, and expense ratios of a peer group of funds. The Trustees concluded that the sub-advisory fees were acceptable in light of the quality of the services the JNF Money Market Portfolio receives from INVESCO.

As to the nature, extent, and quality of the services provided by INVESCO to the JNF Money Market Portfolio, the Trustees discussed the extent of INVESCO's research capabilities, the quality of its compliance infrastructure and the experience of its portfolio management personnel. The Trustees concluded that INVESCO had provided quality services to the JNF Money Market Portfolio.

The Board of Trustees, including the Independent Trustees, considered the nature and extent of Invesco's past performance as sub-adviser to JNF Money Market Portfolio, as well as other factors relating to its track record. The Board concluded that INVESCO's performance was acceptable.

Furthermore, the Board of Trustees, including the Independent Trustees, considered whether there will be economies of scale in respect to the management of the JNF Money Market Portfolio and whether there is potential for realization of any further economies of scale. After discussion, it was the consensus of the Board that, based on the previous and expected future size of the JNF Money Market Portfolio, economies of scale was not a relevant consideration.

In the course of their deliberations, the Board of Trustees did not identify any particular information or factor that was all important or controlling. Based on the deliberations of the Board of Trustees and its evaluation of the information described above, the Board concluded that the fees to be paid under the Proposed INVESCO Agreement are reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, approved the Proposed INVESCO Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees, including the Independent Trustees, recommends that shareholders of the JNF Money Market Portfolio vote "FOR" approval of the Proposed INVESCO Agreement.

PROPOSAL NUMBER 3

Approval of a Subadvisory Agreement by and among JNF and Chicago Equity Partners, LLC with Regard to the JNF Balanced Portfolio and the JNF Equity Portfolio.

Background

The primary purpose of Proposal 3 is to enable CEP to serve as the investment sub-adviser to each of the JNF Balanced Portfolio and the JNF Equity Portfolio, each of which is a series of NLVT. To do so, the Board of Trustees is requesting that shareholders approve a new sub-advisory agreement by and among NLVT, on behalf of each of the JNF Balanced Portfolio and the JNF Equity Portfolio, JNF, and CEP (each, a "Proposed CEP Agreement" and together, the "Proposed CEP Agreements"). (A copy of a form of the Proposed CEP Agreement is attached hereto as Exhibit C.)

CEP has served as the investment sub-adviser to both the JNF Balanced Portfolio and the JNF Equity Portfolio (the JNF Balanced Portfolio and the JNF Equity Portfolio each may be referred to as a "JNF CEP Fund" and together as the "JNF CEP Funds") since each JNF CEP Fund commenced operations on April 30, 2007. Approval of each Proposed CEP Agreement will not raise the fees paid by either JNF CEP Fund or its shareholders. Each Proposed CEP Agreement is similar in all material respects to the Previous CEP Agreement. The effective date of each Proposed CEP Agreement with regard to the applicable JNF CEP Fund will be the date shareholders of each Fund approve the applicable Proposed CEP Agreement. The Board of Trustees last considered and renewed the Previous CEP Agreement with regard to each JNF CEP Fund on December 13, 2010.

Shareholder approval of the Proposed CEP Agreements is being requested in connection with a change in control of JNF related to the Transaction, as described above in connection with Proposal 1. Under the 1940 Act, a transaction that results in the owner of more than 25% of the voting interests of an investment adviser reducing its interests to less than 25% is presumed to constitute a "change in control" of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser's management agreement, including a sub-advisory agreement, to be "assigned," which results in the automatic termination of the agreement by the agreement's terms as required by the 1940 Act. Thus, upon closing of the Transaction, the JNF Reorganization would be presumed to constitute a "change in control" of JNF for purposes of the 1940 Act and to have caused the "assignment" and resulting termination of each Previous Sub-Advisory Agreement.

The 1940 Act requires that advisory agreements, other than certain interim advisory agreements referred to below, be approved by a vote of a majority of the outstanding shares of a fund. Therefore, shareholders of each JNF CEP Fund are being asked to approve the applicable Proposed CEP Agreement.

At a meeting on December 14, 2011 (the "Board Meeting"), the Board of Trustees approved an interim management agreement among NLVT, on behalf of each JNF CEP Fund, JNF and CEP (each, an "Interim CEP Agreement" and together, the "Interim CEP Agreements"). The Interim CEP Agreements allow CEP to manage each JNF CEP Fund while the Board solicits shareholder approval for the Proposed CEP Agreements. Each Interim CEP Agreement will became effective upon the closing of the JNF Reorganization and will be effective for 150 days from that date or until the corresponding Proposed CEP Agreement is approved by shareholders, if sooner.

The terms of each Interim CEP Agreement are identical in all material respects to those of the corresponding Previous CEP Agreement, except that the date of execution, effectiveness, and termination of each Interim CEP Agreement are changed. All fees earned by CEP under each Interim CEP Agreement are being held in a separate escrow account pending shareholder approval of each Proposed CEP Agreement. Upon approval of each Proposed CEP Agreement by shareholders of the JNF CEP Funds, the escrowed management fees will be paid to CEP.

The Sub-Advisory Agreements

Under the terms of each Previous CEP Agreement and each Proposed CEP Agreement, CEP is entitled to receive an annual sub-advisory fee from JNF, on a monthly basis, at an annual rate of 0.30% of the average daily net assets of the JNF Equity Portfolio and 0.27% of the average daily net assets of the JNF Balanced Portfolio. In exchange for such compensation, CEP, as is the case under each Previous CEP Agreement, is responsible, subject to the supervision and control of JNF, for the purchase, retention and sale of securities in each JNF CEP Fund and further subject to the investment objective, policies, and restrictions of each JNF CEP Fund and such policies as the Board of Trustees may determine. The Board of Trustees last considered and renewed the Previous CEP Agreement with respect to each JNF CEP Fund on December 13, 2010.

Subject to shareholder approval, JNF will enter into the Proposed CEP Agreements with CEP. The terms of each Proposed CEP Agreement are identical in all material respects to those of the corresponding Previous CEP Agreement, except that the date of execution, effectiveness, and termination are changed. If a Proposed CEP Agreement is not approved with respect to a JNF CEP Fund, the Board of Trustees and JNF will consider other options.

Each Proposed CEP Agreement will become effective upon approval by the shareholders of the applicable JNF CEP Fund. Each Proposed CEP Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the applicable JNF CEP Fund. Each Proposed CEP Agreement automatically terminates on assignment and is terminable upon notice by JNF or the applicable JNF CEP Fund. In addition, each Proposed CEP Agreement may be terminated on not more than 60 days' notice by CEP given to JNF or JNF to CEP.

Each Proposed CEP Agreement, like the corresponding Previous CEP Agreement, provides that CEP shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

As described more fully below in connection with Proposal Number 4, NLVT and JNF have received an exemptive order from the SEC to permit JNF, with the approval of the Board of Trustees, to appoint an additional non-affiliated investment sub-adviser or to replace an existing investment sub-adviser with a non-affiliated investment sub-adviser, as well as change the terms of a contract with a non-affiliated investment sub-adviser, without soliciting the approval of shareholders. If shareholders approve the proposal regarding implementation of the exemptive order, shareholders of the JNF CEP Funds will not be asked to approve any sub-advisory arrangement or material change to any sub-advisory agreement involving an unaffiliated investment sub-adviser, including CEP.

Information Concerning CEP

CEP is organized as a limited liability company under the laws of Delaware and is located at 180 North LaSalle Street, Suite 3800, Chicago, IL  60601. The names, titles, addresses, and principal occupations of the principal executive officers of CEP are set forth below:

Name and Address*:	Title:	Principal Occupation:
Patrick C. Lynch	Mgt. Committee Member & President	Investment Management
Robert H. Kramer	Mgt. Committee Member & Managing Director	Investment Management
David C. Coughenor	Mgt. Committee Member & Chief Investment Officer -- Equity	Investment Management
David R. Johnsen	Mgt. Committee Member & Managing Director	Investment Management
Peter C. Williams	Chief Compliance Officer	Investment Management

* Each officer and director's address is in care of CEP, 180 LaSalle Street, Suite 3800, Chicago, IL 60601.

During the fiscal year ended December 31, 2011, CEP, pursuant to the terms of the Previous CEP Agreement, received: $56,304 in sub-advisory fees from JNF with respect to the JNF Balanced Portfolio; and $258,699 in sub-advisory fees from JNF with respect to the JNF Equity Portfolio.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on December 14, 2011, the Board of Trustees, including the Independent Trustees, considered whether to approve the Proposed CEP Agreements with CEP. In determining to approve the Proposed CEP Agreement, the Board of Trustees considered written materials provided by CEP and the NLVT's administrator (the "Report") that had been provided to the Board of Trustees prior to the meeting. The following summarizes the Trustees' review process and the information on which their conclusions were based.

The Board noted that it had last reviewed information related to CEP and each JNF CEP Fund in the context of approving the continuation of each Previous CEP Agreement at a meeting on December 13, 2010. As to the fees and expenses paid by each JNF CEP Fund, the Board noted that neither JNF CEP Fund would compensate CEP for sub-advisory services, but rather JNF would compensate CEP out of the advisory fees received from each JNF CEP Fund. The Board, including the Independent Trustees, next considered the expense ratio for each JNF CEP Fund, and expense ratios of a peer group of funds. The Trustees concluded that the sub-advisory fees were acceptable in light of the quality of the services each JNF CEP Fund receives from CEP.

As to the nature, extent, and quality of the services provided by CEP to each JNF CEP Fund, the Trustees discussed the extent of CEP's research capabilities, the quality of its compliance infrastructure and the experience of its portfolio management personnel. The Trustees concluded that CEP had provided quality services to JNF CEP Fund.

The Board of Trustees, including the Independent Trustees, considered the nature and extent of CEP's past performance as sub-adviser to each JNF CEP Fund, as well as other factors relating to its track record. The Board concluded that CEP's performance was acceptable.

Furthermore, the Board of Trustees, including the Independent Trustees, considered whether there will be economies of scale in respect to the management of the JNF CEP Funds and whether there is potential for realization of any further economies of scale. After discussion, it was the consensus of the Board that, based on the previous and expected future size of each JNF CEP Fund, economies of scale was not a relevant consideration.

In the course of their deliberations, the Board of Trustees did not identify any particular information or factor that was all important or controlling. Based on the deliberations of the Board of Trustees and its evaluation of the information described above, the Board concluded that the fees to be paid under each Proposed CEP Agreement are reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, approved each Proposed CEP Agreement and voted to recommend each such agreement to shareholders for approval.

Accordingly, the Board of Trustees, including the Independent Trustees, recommends that shareholders of each JNF CEP Fund vote "FOR" approval of the applicable Proposed CEP Agreement.

PROPOSAL NUMBER 4

Approval of reliance upon an order from the SEC exempting NLVT and JNF from certain provisions of the 1940 Act and Rules thereunder that would permit JNF to enter into new Sub-Advisory Agreements, or to amend the terms of existing Sub-Advisory Agreements, with the approval of the Board Of Trustees, but without the approval of shareholders.

Background

The purpose of this proposal is to enable JNF, with the approval of the Board of Trustees, including a separate vote of the Independent Trustees, to appoint a non-affiliated investment sub-adviser or sub-advisers or to replace a then-existing investment sub-adviser with a non-affiliated investment sub-adviser, as well as change the terms of a sub-advisory contract with a non-affiliated investment sub-adviser, without soliciting the approval of shareholders. As explained more fully below, NLVT and JNF have obtained exemptive relief from the SEC to permit JNF, with the approval of the Board of Trustees, to take such actions

The 1940 Act and the rules thereunder require that sub-advisory agreements be approved by the Board of Trustees, including by a majority of the Independent Trustees, and the shareholders of the applicable fund. Therefore, without the Order, each time that JNF seeks to hire a sub-adviser or sub-advisers or replace a then-existing sub-adviser to provide investment advisory services to a JNF Fund, NLVT must solicit shareholder approval of a new sub-advisory agreement at a shareholder meeting preceded by the preparation, filing, printing and mailing of a proxy statement, such as this Proxy Statement, and JNF or the JNF Fund would be required to pay the costs of such activities. JNF pays the sub-advisers and the applicable JNF Fund does not bear such expenses.

Implementation of the Order

On October 29, 2007, the SEC issued a "Managers of Managers" exemptive order (the "Order") under Section 6(c) of the 1940 Act granting exemptive relief to NLVT and JNF from Section 15(a) of the Act and Rule 18f-2 under the Act. Such exemptive relief allows JNF, with prior approval of the Board of Trustees, to enter into and/or materially amend sub-advisory agreements without obtaining shareholder approval. In order to rely on the Order with respect to any affected JNF Fund, NLVT must first obtain approval of such reliance from the shareholders of each such JNF Fund. If reliance on the Order is approved by shareholders of a JNF Fund, pursuant to the terms of the Order, JNF will be able, subject to the approval of the Board of Trustees, but without shareholder approval, to employ new sub-advisers for each such JNF Fund or any future JNF Fund, change the terms of particular sub-advisory agreements or continue the employment of existing sub-advisers after events occur that would otherwise cause a termination of the sub-advisory agreement under the 1940 Act. However, JNF may not enter into a sub-advisory agreement with an "affiliated person" of JNF (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Sub-Adviser"), unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation thereunder, is approved by the affected JNF Fund's shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed JNF Fund, such Fund's initial shareholder. Although shareholder approval will not be required for the termination of sub-advisory agreements, shareholders of each JNF Fund will continue to have the right to terminate such agreements with respect to a JNF Fund at any time by a vote of a majority outstanding voting securities of the JNF Fund.

In addition to seeking shareholder approval prior to relying on the Order, the conditions of the Order also specify that each JNF Fund sub-advisory agreement will continue to be subject to the requirements of Section 15(a) of the 1940 Act with respect to the terms of such agreements. Additionally, each JNF Fund will prominently disclose in its prospectus that JNF monitors the sub-adviser(s) for adherence to their specific strategy, continuously supervises and monitors their performance and periodically recommends to the Board of Trustees which sub-adviser(s) should be retained or released. Each JNF Fund also will disclose that it operates pursuant to the terms and conditions of the Order.

In addition, each JNF Fund will be required within 90 days of the hiring of a new sub-adviser, to furnish Fund shareholders with all information about the new sub-adviser that would be included in a proxy statement.

Board Considerations

At a meeting on December 14, 2011, the Board of Trustees, having previously approved submission of the application to the SEC seeking the Order, considered whether to seek shareholder approval of reliance upon the Order. In determining that the implementation of the Order was in the best interests of each JNF Fund and its shareholders, the Board of Trustees, including a majority of the Independent Trustees, considered the factors below, and such other factors and information they deemed relevant, prior to approving and recommending the approval of the Order with respect to the JNF Funds:

(1) A "manager of managers" structure will enable JNF to employ sub-advisers with varying investment styles or investment focuses to help potentially enhance performance and reduce market risk by expanding the securities in which a JNF Fund may invest and the styles in which they are invested;

(2) A manager of managers structure will enable JNF to promptly reallocate assets of each JNF Fund among itself and one or more sub-advisers in response to varying market conditions;

(3) A manager of managers structure will enable the Board of Trustees to act more quickly, with less expense to a JNF Fund, in appointing new sub-advisers when the Board and JNF believe that such appointment would be in the best interests of a JNF Fund and its shareholders;

(4) JNF is directly responsible for (i) establishing procedures to monitor a sub-adviser's compliance with the applicable JNF Funds' investment objectives and policies, (ii) analyzing the performance of the sub-adviser and (iii) recommending allocations and reallocations of each JNF Fund's assets among itself and one or more sub-advisers; and

(5) No sub-adviser could be appointed, removed or replaced without the approval of the Board of Trustees

Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders of each JNF Fund vote "FOR" approval of the Fund's reliance on the Order.

OTHER INFORMATION

Operation Of The JNF Funds

Each JNF Fund is a series of the NLVT, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on November 23, 2005. The principal executive offices of NLVT are located at 4020 South 147th Street, Omaha, NE  68137. The Board of Trustees supervises the business activities of each JNF Fund. Like other mutual funds, each JNF Fund retains various organizations to perform specialized services. Each JNF Fund currently retains JNF as its investment adviser. Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite 2 Omaha, Nebraska  68137, provides each JNF Fund with transfer agent, accounting, compliance, and administrative services.

The Proxy

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of each proposal described in this Proxy Statement and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that NLVT did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of NLVT revoking the proxy, or (3) attending and voting in person at the Meeting.

Voting Securities And Voting

The Separate Accounts of the participating insurance companies are the record owners of the shares of each JNF. The participating insurance companies will vote the shares of each JNF Fund at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Participating insurance companies, which through Separate Accounts hold shares of a JNF Fund, will be counted as the JNF Fund's shareholders in determining whether a quorum is present. Because a significant percentage of each JNF Fund's shares are held by insurance companies, which use proportional voting, the presence of such insurance companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

January 25, 2012, has been chosen as the Record Date. Each shareholder of a JNF Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights. Shareholders of a JNF Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the JNF Fund at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of the holders of one-third of a JNF Fund's outstanding shares is necessary to constitute a quorum for the transaction of business at the Special Meeting.

In the event that a quorum of shareholders is not represented at the Special Meeting with respect to any JNF Fund, the meeting may be adjourned by a majority of that Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 180 days beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

NLVT, on behalf of each JNF Fund, does not impose any requirement that a specific percentage of Variable Contract Holders need to give instructions as to how to vote their shares. Where Variable Contract Holders fail to give instructions as to how to vote their shares, the participating insurance companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders who voted. The effect of proportional voting is that if a large number of Variable Contract Holders fail to give voting instructions, a small number of Variable Contract Holders may determine the outcome of the vote.

Security Ownership Of Management And
Certain Beneficial Owners

The following table provides information on shareholders who owned of record or, to the knowledge of each JNF Fund, beneficially, more than 5% of any class of an JNF Fund's outstanding shares as of the Record Date. As of the Record Date and except as noted in the table below, NLVT knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of any JNF Fund.

JNF MONEY MARKET PORTFOLIO

NAME AND ADDRESS	PERCENTAGE OF FUND	NUMBER OF SHARES
JEFFERSON NATIONAL 9920 CORPORATE CAMPUS DRIVE LOUISVILLE, KY 40223	98%	118,435,662

JNF BALANCED PORTFOLIO

NAME AND ADDRESS	PERCENTAGE OF FUND	NUMBER OF SHARES
JEFFERSON NATIONAL 9920 CORPORATE CAMPUS DRIVE LOUISVILLE, KY 40223	100%	1,240,503

JNF EQUITY PORTFOLIO

NAME AND ADDRESS	PERCENTAGE OF FUND	NUMBER OF SHARES
JEFFERSON NATIONAL 9920 CORPORATE CAMPUS DRIVE LOUISVILLE, KY 40223	100%	3,784,324

Security Ownership Of Management

As of the Record Date, the executive officers and trustees of NLVT owned no shares of the JNF Funds.

Shareholder Proposals

NLVT has not received any shareholder proposals to be considered for presentation at the Special Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in NLVT's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in NLVT's proxy materials must be received by NLVT within a reasonable time before the solicitation is made. The fact that NLVT receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Variable Trust, c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY  11788.

Cost Of Solicitation

The Board of Trustees is making this solicitation of proxies. NLVT has engaged The Altman Group, a proxy solicitation firm ("Altman"), to assist in the solicitation. The estimated fees anticipated to be paid to Altman are approximately $[_____]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by JNF. In addition to solicitation by mail, NLVT will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the JNF Funds of whom they have knowledge, and JNF will reimburse them for their expenses in so doing. Certain officers, employees and agents of NLVT and JNF may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Proxy Delivery

If you and another shareholder share the same address, NLVT may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to NLVT if you wish to receive a separate copy of the Proxy Statement, and NLVT will promptly mail a copy to you. You may also call or write to NLVT if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call NLVT at [__________], or write NLVT at 4020 South 147th Street, Omaha, NE 68137.

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Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on March 7, 2012

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed sub-advisory agreement), and Proxy Card are available at [____________].

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated February [_], 2012

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE TOLL-FREE NUMBER OR CONNECT TO THE INTERNET ADDRESS LISTED ON YOUR PROXY CARD.